Derivative Instruments and Hedging Activity	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activity
DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITY

NEP recognizes all derivative instruments, when required to be marked to market, on the balance sheet as either assets or liabilities and measures them at fair value each reporting period. In connection with its debt financings in September 2012 and June 2014, NEP entered into interest rate swap agreements to manage interest rate cash flow risk. Under the interest rate swap agreements, NEP pays a fixed rate of interest and receives a floating rate of interest over the term of the agreements without the exchange of the underlying notional amounts. These agreements allow NEP to offset the variability of its floating-rate loan interest cash flows with the variable interest cash flows received from the interest rate swap agreements. The commencement and termination dates of the interest rate swap agreements and the related hedging relationship coincide with the corresponding dates of the underlying variable-rate debt instruments, which mature in 2030 and 2032. At December 31, 2014 and 2013, the combined notional amounts of the swap agreements were approximately $339 million and $212 million, respectively. In order to apply hedge accounting, the transactions must be designated as hedges and must be highly effective in offsetting the hedged risk. For interest rate swaps, generally NEP assesses a hedging instrument’s effectiveness by using non-statistical methods including dollar value comparisons of the change in the fair value of the derivative to the change in the fair value or cash flows of the hedged item. Hedge effectiveness is tested at the inception of the hedge and on at least a quarterly basis throughout the hedge’s life. The effective portion of changes in the fair value of derivatives accounted for as cash flow hedges are deferred and recorded as a component of AOCI. The amounts deferred in AOCI are recognized in earnings when the hedged transactions occur. Any amounts excluded from the assessment of hedge effectiveness, as well as the ineffective portion of the gain or loss, is reported in current earnings.

Approximately $6 million of net losses included in AOCI at December 31, 2014, is expected to be reclassified into interest expense within the next 12 months as interest payments are made. Such amount assumes no change in interest rates. Cash flows from these interest rate swap contracts are reported in cash flows from operating activities in NEP's consolidated statements of cash flows.

The fair values of NEP's derivative instruments designated as cash flow hedging instruments are included on NEP's consolidated balance sheets as follows:

	December 31, 2014		December 31, 2013
	Assets	Liabilities	Assets	Liabilities
	(millions)
Interest rate swaps:
Other non-current assets	$5	$—	$18	$—
Other current liabilities	$3	$3	$—	$4
Other non-current liabilities	$—	$7	$—	$—

Gains (losses) related to NEP's cash flow hedges are recorded in NEP's consolidated financial statements as follows:

	Years Ended December 31,
	2014	2013	2012
	(millions)
Interest rate swaps:
Gains (losses) recognized in other comprehensive income	$(26)	$14	$(4)
Losses reclassified from AOCI to net income(a)	$4	$4	$—
____________________
(a)  Included in interest expense.